CONFORMED COPY

                                   STOCK SALE
                                WAIVER UNDER THE
                              TERM CREDIT AGREEMENT



         WAIVER dated as of October 18, 2000 under the Term Credit Agreement dated as of March 31, 1998 (as heretofore amended, the "Term Credit Agreement") among MOTIENT CORPORATION (formerly AMERICAN MOBILE SATELLITE CORPORATION) (the "Borrower"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent"), and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :

         WHEREAS, the Borrower proposes to enter into one or more transactions to sell, or otherwise dispose of for value, up to 3,000,000 shares of Class A common stock of XM Satellite Radio Holdings Inc. (the "XM Stock"); to cause up to 3,000,000 shares of Class B common stock of XM Satellite Radio Holdings Inc. to be converted into an equal number of shares of Class A common stock in order to effect such transactions; if necessary, to grant a security interest in the XM Stock to one or more third parties to secure its obligations in connection with such transactions; and to apply 50% (instead of 100%) of the Net Cash Proceeds (as defined in the Term Credit Agreement) of such transactions to prepay loans outstanding under the Term Credit Agreement; and

         WHEREAS, the undersigned Banks and the Shareholder Guarantors are willing to consent to the foregoing and to waive certain provisions of the Term Credit Agreement in connection with the foregoing;

         NOW, THEREFORE, the undersigned parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Term Credit Agreement has the meaning assigned to such term in the Term Credit Agreement.



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                                        2

         SECTION 2. Waiver. To the extent (and only to the extent) necessary to permit the transactions referred to in the first recital above, the undersigned Banks (i) waive compliance with the provisions of Sections 2.04(b)(i), 5.17 and
5.18 of the Term Credit Agreement, and (ii) authorize the Administrative Agent to release the Liens on the XM Stock created by the Security and Pledge Agreement.

         SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties set forth in Article 4 of the Term Credit Agreement shall be true on and as of the Effective Date and (ii) no Default shall have occurred and be continuing on such date.

         SECTION 4. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Waiver shall become effective as of the date hereof on the date (the "Effective Date") when the Documentation Agent shall have received a counterpart hereof from each of the Borrower, Hughes, SingTel, Baron Capital and the Required Banks signed by such party or a facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

         SECTION 7. Shareholder Guarantor Consent. The Shareholder Guarantors consent to the foregoing, and authorize Hughes to release the Liens on the XM Stock created by the Shareholder Guarantor Security Agreement under the circumstances described in Section 2 above.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.



                                MOTIENT CORPORATION (formerly
                                AMERICAN MOBILE SATELLITE CORPORATION)


                                By: /s/ Randy Segal
                                    ------------------------------------------
                                    Name: Randy Segal
                                    Title:   Senior Vice President


                                TORONTO DOMINION (TEXAS), INC.


                                By: /s/ Jano Mott
                                    ------------------------------------------
                                    Name: Jano Mott
                                    Title:   Vice President


                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                By: /s/ Robert Bottamedi
                                    ------------------------------------------
                                    Name: Robert Bottamedi
                                    Title:   Vice President


                                BANK OF AMERICA, N.A.


                                By: /s/ Dianne J. Prust
                                    ------------------------------------------
                                    Name: Dianne J. Prust
                                    Title:   Principal

                                BANCA COMMERCIALE ITALIANA LOS ANGELES FOREIGN BRANCH


                                By: /s/ Charles Dougherty
                                    ------------------------------------------
                                    Name: Charles Dougherty
                                    Title:   Vice President


                                By: /s/ Frank Maffei
                                    ------------------------------------------
                                    Name: Frank Maffei
                                    Title:   Authorized Signature


                                BANCA DI ROMA - SAN FRANCISCO


                                By: /s/ Luca Balestra
                                    ------------------------------------------
                                    Name: Luca Balestra
                                    Title:   Senior Vice President & Branch
                                             Manager


                                By: /s/ Thomas C. Woodruff
                                    ------------------------------------------
                                    Name: Thomas C. Woodruff
                                    Title:   Vice President


                                THE CHASE MANHATTAN BANK


                                By: /s/ Tracey Navin Ewing
                                    ------------------------------------------
                                    Name: Tracey Navin Ewing
                                    Title:   Vice President


                                CITICORP USA, INC.


                                By: /s/ Walter L. Larsen
                                    ------------------------------------------
                                    Name: Walter L. Larsen
                                    Title:    Managing Director

                                DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN
                                  ISLANDS BRANCH


                                By: /s/ Virginia Mahler Cosenza
                                    ------------------------------------------
                                    Name: Virginia Mahler Cosenza
                                    Title:   Vice President


                                By: /s/ Robert B. Landis
                                    ------------------------------------------
                                    Name: Robert B. Landis
                                    Title:   Managing Director



                                BANK ONE, N.A.


                                By: /s/ Stephanie Mack
                                    ------------------------------------------
                                    Name: Stephanie Mack
                                    Title:   Commercial Banking Officer



                                SANPAOLO IMI S.P.A.


                                By: /s/ Carlo Persico
                                    ------------------------------------------
                                    Name: Carlo Persico
                                    Title:   Deputy General Manager


                                By: /s/ Robert Wurster
                                    ------------------------------------------
                                    Name: Robert Wurster
                                    Title:   1st Vice President

                                HUGHES ELECTRONICS CORPORATION


                                By: /s/ Michael Gaines
                                    ------------------------------------------
                                    Name: Micheal Gaines
                                    Title:   Corporate Vice President


                                SINGAPORE TELECOMMUNICATIONS LTD.


                                By: /s/ Tay Chek Koon
                                    ------------------------------------------
                                    Name: Tay Check Koon
                                    Title:  Managing Director
                                            Satellite Business Croup


                                BARON CAPITAL PARTNERS, L.P., a Delaware limited partnership
                                By: BARON CAPITAL MANAGEMENT, INC., a general
                                    partner


                                By: /s/ Linda S. Martinson
                                    ------------------------------------------
                                    Name: Linda S. Martinson
                                    Title:   Vice President & General
                                             Counsel